EXHIBIT 99.3

              CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of ITS Networks Inc. (the "Company") for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated:  February  19,  2003


/s/Gustavo Gomez                            /s/Martin-Luis Becerra
---------------------------------           ------------------------------------
Gustavo  Gomez                              Martin-Luis  Becerra
President  and  Treasurer                   Chief  Financial  and
                                              Accounting  Officer